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
On July 24, 2001, AT&T Corp. made a presentation via teleconference of the following. In addition a copy of these slides was made available on the Company's web site.



                           [AT&T logo] AT&T BROADBAND


                                   July 2001

                             INVESTOR PRESENTATION

Safe Harbor
--------------------------------------------------------------------------------



The following are "forward-looking statements" which are based on management's beliefs as well as on a number of assumptions concerning future events made by and information currently available to management. The audiences are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside AT&T's control, that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see AT&T's filings with the Securities and Exchange Commission. AT&T disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This information is presented solely to provide additional information to further understand the results of AT&T.

In connection with these transactions, AT&T will be filing proxy statements, tender offer statements and other materials with the Securities and Exchange Commission. Security holders are urged to read these materials when they becomes available because they will contain important information. Investors and security holders may obtain a free copy of these materials when they become available as well as other materials filed with the Securities and Exchange Commission concerning AT&T at the Securities and Exchange Commission's website at http://www.sec.gov. In addition, these materials and other documents may be obtained for free from AT&T by directing a request to AT&T at 295 North Maple Drive, Basking Ridge, NJ 07920; Attn: Investor Relations.

AT&T and its officers and directors may be deemed to be participants in the solicitation of proxies from AT&T's shareholders with respect to these transactions. Information regarding such officers and directors is included in AT&T's proxy statement for its 2001 annual meeting of stockholders filed with the Securities and Exchange Commission on March 30, 2001. This document is available free of charge at the SEC's internet site or from AT&T as described above.


1 --------------------------------------------------- [AT&T logo] AT&T Broadband

Management Representatives
--------------------------------------------------------------------------------


        TITLE                POSITION                DISCUSSION TOPICS
        -----                --------                -----------------

    Mike Armstrong        Chairman and CEO         AT&T Broadband Vision
                          AT&T Corp.

    Dan Somers            President and CEO        Operations
                          AT&T Broadband

    Greg Braden           EVP Broadband            Technology and
                          Services and CTO         Telephony
                          AT&T Broadband

    Mike Huseby           EVP and CFO              Financial
                          AT&T Broadband


2 --------------------------------------------------- [AT&T logo] AT&T Broadband

     [cordless telephone graphic]
                     [computer graphic]
[television graphic]


                           THE AT&T BROADBAND VISION


                                 MIKE ARMSTRONG
                             CHAIRMAN AND CEO, AT&T

AT&T Broadband Vision
--------------------------------------------------------------------------------

Be the leading U.S. provider of integrated residential broadband including: video, voice, and data services

- MARKET OPPORTUNITY for all broadband services is large and expanding

- Superior FACILITIES-BASED broadband access to the home

- Large, well-clustered MAJOR MARKET FOCUS

- Enhance CUSTOMER RELATIONSHIPS through superior service

- Maximize the POWERFUL AT&T BRAND


       ------------------------------------------------------------------
                    Deliver superior returns for investors
       ------------------------------------------------------------------

4 --------------------------------------------------- [AT&T logo] AT&T Broadband

Best Industry Footprint
--------------------------------------------------------------------------------

                       [map graphic of the United States]

                            Atlanta          0.6
                            Bay Area         1.8
                            Boston/Hartford  2.0
                            Chicago          1.7
                            Dallas           0.6
                            Denver           0.6
                            Los Angeles      0.5
                            Miami            0.7
                            Pittsburgh       0.6
                            Portland         0.5
                            Sacramento       0.6
                            Seattle          1.0

        Operations Snapshot (in mm) (1)
--------------------------------------------------------------------------------
                                       Leadership   Market Share    % of Subs in
                               Homes     in Top      of Top 25       Clusters
      Company          Subs    Passed   25 DMAs        DMAs            >500K
--------------------------------------------------------------------------------
AT&T Broadband (2)     13.8     24.2      12           37%              83%
Time Warner            12.6     21.1       4           16%              31%
Comcast                 8.4     13.8       4           16%              66%
Charter                 6.9     10.5       1            7%              14%
Cox                     6.3      9.9       2            6%              26%
Adelphia                5.5      9.1       1            8%              47%
Cablevision             3.0      4.4       1            9%             100%

(1) Wall Street 2001 estimates.
(2) Pro forma for all announced transactions.

       ------------------------------------------------------------------
                           Leadership in top 25 DMAs
       ------------------------------------------------------------------

5 --------------------------------------------------- [AT&T logo] AT&T Broadband

Driving EBITDA Margins to Industry Benchmarks
--------------------------------------------------------------------------------

 - Improved EBITDA margin(1) from 18.3% in 1Q01 to 23.4% in 2Q01

 - Expect to deliver $500 million in annualized margin improvement by year-end 2001

 - Intensified focus on basic video penetration

 - Break-even in High Speed Data today

 - Break-even in Telephony in nine months

 - Deliver positive unlevered free cash flow by year-end 2003

 - On target to meet 2001 financial objectives




(1) Normalized EBITDA excluding other income and restructuring charges.

6 --------------------------------------------------- [AT&T logo] AT&T Broadband

     [cordless telephone graphic]
                     [computer graphic]
[television graphic]


                              OPERATIONAL OVERVIEW


                                   DAN SOMERS
                               PRESIDENT AND CEO
                                 AT&T BROADBAND

What Have We Done to Achieve the Vision
--------------------------------------------------------------------------------

 - Successful integration of MediaOne with TCI assets

 - Re-configured subscriber base focused on major markets
        - 4.1 million subscribers sold
        - 1.4 million subscribers acquired / swapped

 - 127,000 plant miles and infrastructure rebuilt to support "triple play"

 - Scaling of new and advanced broadband services from 2.2 million customers at the beginning of 2000 to 5.3 million customers today

 - Rationalized cost structure
        - Headends reduced from 200 to 40, serving 11 million customers
        - Call centers reduced from 200 to 30
        - Employees reduced from 53,000 to 43,000

 - Reorganization of management structure

 - Overhead reduced to $250 million annually, including AT&T allocations


8 --------------------------------------------------- [AT&T logo] AT&T Broadband

What Is the Impact
--------------------------------------------------------------------------------

 - Approximately $150 million of margin improvement realized to date

 - Total of $500 million of margin improvement expected to be realized on a run-rate basis by year-end 2001

 - Completed reorganization of corporate and field structure to rightsize organization


                                         Decision to
          Action                          Implement            Impact Beginning
          ------                         -----------           ----------------
--------------------------------------------------------------------------------

End of Telephony promotion               August 2000              Feb 2001

First round of headcount reductions     December 2000             Feb 2001

Video price increase                     October 2000             Feb 2001

Second round of headcount reductions      March 2001              May 2001

Core video growth initiatives             April 2001              May 2001

High speed data price increase            April 2001              June 2001

Video equipment rate increase             April 2001              July 2001

--------------------------------------------------------------------------------

9 --------------------------------------------------- [AT&T logo] AT&T Broadband

Sustained Growth In Advanced Services
--------------------------------------------------------------------------------

                    2000-2001 ADVANCED SERVICE NET ADDITIONS
                                 (in thousands)

----------------------------------------------------------------------


    3,000-                                          FULL YEAR
         -
         -                                                 2,575 (1)(2)
    2,500-                                                 ------
         -                                                 ------
         -                                       2,060     ------
    2,000-                                       ------    ------
         -        1st HALF                       ------    ------
         -                                       ------    ------
    1,500-               1,233                   ------    ------
         -               ------                  ------    ------
         -               ------                  ------    ------
    1,000-      760      ------                  ------    ------
         -     ------    ------                  ------    ------
         -     ------    ------                  ------    ------
      500-     ------    ------                  ------    ------
         -     ------    ------                  ------    ------
         -     ------    ------                  ------    ------
        0--------------------------------------------------------------
                2000      2001                    2000      2001E


                                  DIGITAL       HSD       TELEPHONY

         1st HALF 2000             387          227          146
         1st HALF 2001             598          334          301

         FULL YEAR 2000            954          631          475
         FULL YEAR 2001E (1)(2)


----------------------------------------------------------------------
  (1) Guidance assumes 2000 base will be further adjusted for impact of any transactions closed after 2Q01.
  (2) Growth based on current guidance of 25% year-over-year growth.

10 -------------------------------------------------- [AT&T logo] AT&T Broadband

Leading Provider of Advanced Services
--------------------------------------------------------------------------------

        Digital                       Data                     Telephony
     Penetration(1)               Penetration                 Penetration
     -----------                  -----------                 -----------
--------------------------------------------------------------------------------

     [bar graph]                  [bar graph]                 [bar graph]

CVC..............  0.0%     ADLAC............  3.3%     AT&T BROADBAND
CMCSK (2)........ 15.5%     CHTR.............  6.0%       1Q............. 12.8%
COX                         CMCSK............  6.9%       2Q............. 14.0%
  1Q............. 15.5%     COX                         COX
  2Q............. 17.4%       1Q.............  7.6%       1Q............. 11.1%
AT&T BROADBAND                2Q.............  8.0%       2Q............. 12.2%
  1Q............. 19.7%     AT&T BROADBAND
  2Q............. 21.6%       1Q.............  8.3%
CHTR............. 21.2%       2Q.............  9.6%
ADLAC............ 21.8%     CVC.............. 13.2%


--------------------------------------------------------------------------------
Note: All peer comparisons are as of 1Q01 unless otherwise noted.
Source: Wall Street research and company reports as of 1Q01 and 2Q01.
(1) Digital penetration of basic subscribers.
(2) For comparability purposes, adjusts reported number of Digital boxes deployed by 1.3 boxes per home, based on Wall Street estimates

11 -------------------------------------------------- [AT&T logo] AT&T Broadband

Bundling Reduces Video Churn
--------------------------------------------------------------------------------

                    VIDEO CHURN IS REDUCED BY 10% - 22% FOR
                            MULTI-PRODUCT CUSTOMERS


                                          MULTI-PRODUCT VS. BASIC CUSTOMER CHURN
 - Lower churn results in cost            --------------------------------------
   savings of approximately $145                         [bar graph]
   per saved video customer
                                                        Monthly        Churn
 - Lower churn results in:                              Churn %       Impact %
                                                       ----------    ----------
        - Fewer customer                  DALLAS.......................(22)%
          acquisitions to hit              Basic          2.53
          targets                          Multi-Product  1.97
                                          BOSTON.......................(21)%
        - Savings on marketing &           Basic          2.30
          sales costs and                  Multi-Product  1.80
          installation                    SEATTLE......................(10)%
                                           Basic          1.91
        - Elimination of truck-rolls       Multi-Product  1.72
          to disconnect customer and      BAY AREA.....................(13)%
          cost to refurbish set-top        Basic          1.65
          box                              Multi-Product  1.43

                                           -------------------------------------

12 -------------------------------------------------- [AT&T logo] AT&T Broadband

Leading Revenue Per Subscriber
--------------------------------------------------------------------------------

                     TOTAL REVENUE PER BASIC CABLE CUSTOMER
   -------------------------------------------------------------------------

$60                               [bar graph]

                                                              $55.34    $55.95
$55                                                            ----      ----
                                               $52.04          ----      ----
                                                ----    $51.56 ----      ----
$50                    $48.38   $49.12   $49.21 ----      ---- ----      ----
                        ----     ----      ---- ----      ---- ----      ----
              $45.87    ----     ----      ---- ----      ---- ----      ----
$45  $43.10    ----     ----     ----      ---- ----      ---- ----      ----
      ----     ----     ----     ----      ---- ----      ---- ----      ----
      ----     ----     ----     ----      ---- ----      ---- ----      ----
$40   ----     ----     ----     ----      ---- ----      ---- ----      ----
      ----     ----     ----     ----      ---- ----      ---- ----      ----
      ----     ----     ----     ----      -1Q- -2Q-      -1Q- -2Q-      ----
$35   ----     ----     ----     ----      ---- ----      ---- ----      ----
      ----     ----     ----     ----      ---- ----      ---- ----      ----
      ----     ----     ----     ----      ---- ----      ---- ----      ----
$30 ------------------------------------------------------------------------
 Adelphia    Charter    Time    Comcast       Cox            AT&T    Cablevision
                       Warner                             Broadband

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------
            Advanced services drive ARPU well above industry average
   -------------------------------------------------------------------------
Note: All peer comparisons are as of 1Q01 unless otherwise noted.

13 -------------------------------------------------- [AT&T logo] AT&T Broadband

New Services in Progress
--------------------------------------------------------------------------------

                     ----Video-on-Demand  [video graphic]
                                (2002)

                              ----Interactive TV  [television graphic]
                                    (2002)
         [fiber optics
         cable graphic]             ----PVR Capabilities  [video recorder
                                             (2002)          graphic]

                                      ----T-Commerce  [television graphic]
                                            (2003)

14 -------------------------------------------------- [AT&T logo] AT&T Broadband

Best Industry Footprint
--------------------------------------------------------------------------------

                       [map graphic of the United States]

                              Atlanta          0.6
                              Bay Area         1.8
                              Boston/Hartford  2.0
                              Chicago          1.7
                              Dallas           0.6
                              Denver           0.6
                              Los Angeles      0.5
                              Miami            0.7
                              Pittsburgh       0.6
                              Portland         0.5
                              Sacramento       0.6
                              Seattle          1.0


                     83% of Customers are in the Top 25 DMAs

15 -------------------------------------------------- [AT&T logo] AT&T Broadband

Market Review: Boston
------------------------------------------------------- [Boston skyline graphic]
2.9 million homes passed, 5th largest DMA


   MARKET CHARACTERISTICS            ACTIONS                 YTD RESULTS
-------------------------------------------------------------------------------
-Very arractive             -Integrating Cablevision  -13% revenue growth
 demographics with           acquisition
 average income of $69,000                            -69% basic penetration
                            -Reduced call centers
-Leader in bundling          from 8 to 1              -16% digital penetration:
                                                       +5 p.p.
-Plant upgrades nearly      -Launched Digital in
 complete, able to offer     2000                     -14% data penetration:
 complete bundle                                       +3 p.p.
                            -More powerful product
-Operating as one            offering relative to     -11% telephony penetration
 integrated system with      competition               +4 p.p.
 one virtual call center                               -- >100K customers

-Competitive market                                   -Below average DBS
                                                       penetration


-------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      Boston is our strongest performing market and will continue to grow as advanced services penetration increases
     ---------------------------------------------------------------------

16 -------------------------------------------------- [AT&T logo] AT&T Broadband

Market Review: Chicago
------------------------------------------------------ [Chicago skyline graphic]
3.5 million homes passed, 3rd largest DMA

   MARKET CHARACTERISTICS           ACTIONS                 YTD RESULTS
-------------------------------------------------------------------------------
-Attratctive demographics   -Integrated operations    -14% revenue growth
 with average income of      of 7 MSOs
 $58,000                                              -50% basic penetration
                            -Headends reduced
-Footprint covering          from 64 to 2             -22% digital penetration:
 nearly the entire DMA                                 +6 p.p.
                            -Call centers reduced
-Strong telephony roll-out   from 16 to 3             -10% data penetration:
                                                       +3 p.p.
-Backbone and headend       -Dispatch locations
 segments of rebuilds        reduced from 19 to 9     -18% telephony
 nearly complete                                       penetration: +8 p.p.
                            -20% workforce and           --Some suburbs have
-Under-penetrated in         contractor reduction          40% penetration
 Basic: primarily
 downtown areas


-------------------------------------------------------------------------------

        -----------------------------------------------------------------
      Chicago is in the final stages of its integration effort. We are now beginning to realize the operational and financial benefits.
        -----------------------------------------------------------------

17 -------------------------------------------------- [AT&T logo] AT&T Broadband

Market Review:  Bay Area
----------------------------------------------------- [Bay Area skyline graphic]
2.7 million homes passed, 6th largest DMA

   MARKET CHARACTERISTICS           ACTIONS                 YTD RESULTS
-------------------------------------------------------------------------------
-Very attractive demo-       -Plant continues to       -Almost 16% revenue
 graphics with average        require significant       growth
 income of $78,000            investment
   --Regional economic                                 -63% basic penetration
     issues                  -Focus on basic video
                              growth                   -23% digital penetration:
-Footprint covers most of                               +2 p.p.
 the metro area              -Streamlined fulfillment
                              areas from 9 to 5        -15% data penetration:
-Above average                                          +3 p.p.
 penetration in all of       -Reduced number of
 the advanced services        customer care centers    -19% telephony
                              from 12 to 1              penetration: +5 p.p.
-Competitive market                                       --Many communities in
                             -One care center with a        high 20s
-Backbone and headend         single toll free number
 segments of rebuild
 nearly complete             -17% headcount
                              reduction

--------------------------------------------------------------------------------
       ------------------------------------------------------------------
    The Bay Area is showing strong product growth, penetration and financial trends. Significant momentum is in place.
       ------------------------------------------------------------------

18 -------------------------------------------------- [AT&T logo] AT&T Broadband

Significant Upside in Video Penetration
--------------------------------------------------------------------------------

Video penetration of 56% vs. 63% for the industry

        ACTIONS CURRENTLY UNDER WAY:
        ---------------------------

        - National Marketing Campaign

        - Sales Force Financial Incentives

        - Enhanced Programming

        - Signal Theft Audit

        - Retention Initiatives

        - Increasing Network Quality

      --------------------------------------------------------------------
           Every 1.3 p.p. increase in video penetration is expected to increase our EBITDA margin by 1 percentage point.
      --------------------------------------------------------------------

19 -------------------------------------------------- [AT&T logo] AT&T Broadband

Simplified Management Structure
--------------------------------------------------------------------------------

       MARKETS                                    CORPORATE
       -------                                    ---------

------------------------           ---------------------------------------------
   East Operations                 - Technology & Advanced Service Operations
        |                                - Upgrades & rebuilds
        |                                - Technology & labs
        V                                - Centralized operations
  6 Market Leaders                 - Corporate Marketing
        |                                - National promotions & template
        |                                - Support field effort
        V                                - Brand management
~10 VPs each managing              - Finance
  functional areas                       - Target setting & measurement
------------------------                 - Capital allocation
------------------------                 - IT/Systems
   West Operations                  - Ad Sales
        |                           - Programming
        |                           - Other functions (M&A, HR, PR, Legal,
        V                             Regulatory)
  9 Market Leaders                 ---------------------------------------------
        |
        |
        V
~10 VPs each managing
  functional areas
------------------------

20 -------------------------------------------------- [AT&T logo] AT&T Broadband

Experienced Local Management Team in Place
--------------------------------------------------------------------------------

                DATE LEADER
MARKET            IN PLACE           EXPERIENCE       RELATED EXPERIENCE
--------------------------------------------------------------------------------
Denver              6/96                TCI                   16
Pittsburgh          4/97                TCI                   18
Salt Lake City      1/99                TCI                   22
Atlanta             4/00                TCI                    5
Boston              5/00          Financial Services           1
Dallas              6/00                TCI                    8
Miami               6/00                TCI                   17
Portland            6/00             MediaOne                 13
San Francisco       7/00             MediaOne                 20
Los Angeles         7/00             MediaOne                 14
Seattle             7/00             Wireless                 21
Sacramento          8/00             MediaOne                 12
Chicago             9/00             Wireless                 20
--------------------------------------------------------------------------------

21 -------------------------------------------------- [AT&T logo] AT&T Broadband

Steps to Attain Industry Margins
--------------------------------------------------------------------------------

------------------        --------------------------         ------------------
RECENT MARGINS(1)             MARGIN INITIATIVES                MARGIN GOALS
------------------        --------------------------         ------------------
                              Actions Already Taken
                              ---------------------
                         - Market integration
                         - Facility consolidation
 1Q01        2Q01        - Headcount reduction                 ---------
 ----   -->  ----   -->  - Outsourcing opportunities     ---->  38 - 40%
 18.3%       23.4%       - Pricing actions                     ---------
                         - Advanced services unit cost
                           reduction

                                Actions Underway
                                ----------------
                         - Basic video initiatives
                         - Back-office and IT systems
                           integration
                         - Data and telephony: Scaling
                           and profitability


(1) Excludes other income and restructuring charges in both quarters

22 -------------------------------------------------- [AT&T logo] AT&T Broadband

Positioned For Continued Growth
--------------------------------------------------------------------------------

 - Foundation is established

 - Demand for advanced services remains strong

 - Operational execution is driving financial results


   -------------------------------------------------------------------------
           Actions already underway result in tangible second quarter progress and position us for future financial returns
   -------------------------------------------------------------------------

23 -------------------------------------------------- [AT&T logo] AT&T Broadband

     [cordless telephone graphic]
                     [computer graphic]
[television graphic]



                            TECHNOLOGY AND TELEPHONY


                                  GREG BRADEN
                             EVP BROADBAND SERVICES
                                    AND CTO

Full Service Broadband Network Architecture
--------------------------------------------------------------------------------


                    [graphic depicting network architecture]


25 -------------------------------------------------- [AT&T logo] AT&T Broadband

Capacity:  Full Service Capable Homes
--------------------------------------------------------------------------------

  ----------------------------------------------------------------------------

                        [bar graphs]
                                                          PLANT STATUS
100%-    -----------                                      ------------
    -    | Digital |                                       [pie graph]
    -    |  Video  |                                     <550 MHz  29%
    -    |  100%   |                                    550-750 MHz  15%
 80%-    |         |                                      750+ MHz  56%
    -    |         |
    -    |         |
    -    |         |
 60%-    |         |
    -    |         |   ------------
    -    |         |   | Digital  |
    -    |         |   |Video/Data|
 40%-    |         |   |   57%    |
    -    |         |   |          |
    -    |         |   |          |    -------------
    -    |         |   |          |    |  Digital  |
    -    |         |   |          |    |Video/Data/|
 20%-    |         |   |          |    |  Voice    |
    -    |         |   |          |    |   29%     |
    -    |         |   |          |    |           |
    -    |         |   |          |    |           |
  0%------------------------------------------------

  ----------------------------------------------------------------------------
Note: All data as of 2Q01.

26 -------------------------------------------------- [AT&T logo] AT&T Broadband

Transformation: Master Headends In Major Markets (Past)
--------------------------------------------------------------------------------
Our network originally had more than 200 highly fragmented delivery systems. . .


                   [graphic depicting geographical dispersion
                       of more than 200 master headends]


    ------------------------------------------------------------------------
                . . .resulting in 55,000 subscribers per headend
    ------------------------------------------------------------------------

27 -------------------------------------------------- [AT&T logo] AT&T Broadband

Transformation: Master Headends In Major Markets (Present)
--------------------------------------------------------------------------------
Today, our network is designed to have approximately 40 headends serving over 11 million customers. . .


                   [graphic depicting geographical dispersion
                      of approximately 40 master headends]


    ------------------------------------------------------------------------
                . . .resulting in 275,000 subscribers per headend
    ------------------------------------------------------------------------

28 -------------------------------------------------- [AT&T logo] AT&T Broadband

Transformation:  Greater Chicago Network (Past)
--------------------------------------------------------------------------------


             [graphic depicting absence of links between headends]


29 -------------------------------------------------- [AT&T logo] AT&T Broadband

Transformation:  Greater Chicago Network (Present)
--------------------------------------------------------------------------------


                   [graphic depicting links between headends]


30 -------------------------------------------------- [AT&T logo] AT&T Broadband

Transformation:  Systems and Operations
--------------------------------------------------------------------------------


Ordering, Billing and Provisioning
----------------------------------

     -    Reducing from 24 systems to single, integrated desktop
     -    From manual process to automation


Network Surveillance and Management
-----------------------------------

     - Deploying network surveillance, capacity management, analysis and trouble resolution tools
     -    Established tiered network management structure


Key Operations Consolidation
----------------------------

     - Telephony provisioning work centers reducing from 16 to 2 --> 30% headcount reduction
     -    Accelerating use of E-care for all services


--------------------------------------------------------------------------------
        Improved systems, streamlined processes, optimal balance between centralized operations and localized control
--------------------------------------------------------------------------------


31 -------------------------------------------------- [AT&T logo] AT&T Broadband

Operational Performance
--------------------------------------------------------------------------------


                                                            CUSTOMER GROWTH
                                                            ---------------
                                                               SINCE 2000
                                                               ----------

--------------------------------------------------------------------------------
Voice Customer           [arrow pointing down]
Reported Troubles (CRT)        77%                      [arrow pointing up]
  (2000-2001 YTD)                                                    775,000
                                                        Telephony      or
Voice Average Field      [arrow pointing down]                        1,077%
Install Time                   42%
  (2000-2001 YTD)

Data Defects per Million [arrow pointing down]
(DPM)                          99%                      [arrow pointing up]
  (2001 YTD)                                                        964,000
                                                           Data       or
Data Average Field       [arrow pointing down]                       230%
Install Time                   16%
  (2001 YTD)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            AT&T Broadband exceeds RBOC performance in 11 technical
                   testing categories, equals it in the 12th
--------------------------------------------------------------------------------


32 -------------------------------------------------- [AT&T logo] AT&T Broadband

Voice Services:  Questions an MSO Must Ask
--------------------------------------------------------------------------------

     -  Should an MSO offer voice services?

     -  If the MSO offers voice, what is the scope --
        Full-service primary line or limited second-line only service?

     -  How should the MSO offer voice services --
        What is the timing?  What is the technology?


33 -------------------------------------------------- [AT&T logo] AT&T Broadband

Voice Services:  Smart Play for Cable Operators
--------------------------------------------------------------------------------


-    Significant revenue and margin opportunity
     -    Market size in excess of $100 billion annually
     -    Market almost entirely served by the RBOCs

-    Significant contribution to financial growth

-    Optimizes core broadband network

-    Improves performance of all broadband products
     -    Voice customers pull through other broadband products
          -    56% own 2 products
          -    24% own 3 products
     -    Product bundles including voice reduce video churn between 10%
          and 22%

-    Positions us strategically to compete against the RBOCs


34 -------------------------------------------------- [AT&T logo] AT&T Broadband

Voice Services:  Primary Line vs. Second Line Telephony
--------------------------------------------------------------------------------


-    Primary Line play creates maximum market opportunity
     -    5 - 10x greater voice revenue per customer
     -    7 - 8x greater cash flow per customer
     -    Less than 10% additional upgrade and rebuild capital required

-    Provides foundation for long-term competitive position
     -    Counters RBOC data and full service voice DSL play

-    Operationally no more difficult than second line service


35 -------------------------------------------------- [AT&T logo] AT&T Broadband

Voice Services:  Circuit Switched Today is Better Than Waiting
--------------------------------------------------------------------------------


- Ability to obtain market share is greater today, before RBOCs bundle their voice and DSL products

- Voice over IP requires the same operational expertise as circuit switched
     -    Both require significant learning curve - starting early is critical
     - Voice over IP synergy with Data operations expected to yield 5+% savings in operating expense

-    Flexible migration to Voice over IP minimizes stranded capital risk


--------------------------------------------------------------------------------
       Voice over IP expected to be available in 2003, and AT&T Broadband has easy migration path to adopt when readily scaleable
--------------------------------------------------------------------------------


36 -------------------------------------------------- [AT&T logo] AT&T Broadband

Voice Services:  Circuit Switched Today is Better Than Waiting
--------------------------------------------------------------------------------


Primary line Voice over IP capital costs estimated to be 10-20% less than circuit switched


                         CUSTOMER
    CAPITAL COST         EQUIPMENT      HEADEND          OTHER            TOTAL
    ------------         ---------      -------          -----            -----
--------------------------------------------------------------------------------
Circuit                                                - Switch
Switched(1)(2) Cost/Sub     $300         $125          - Transport        $675
                                                       $250
--------------------------------------------------------------------------------
Primary Line                                           - Call Agent
VoIP           Cost/Sub   $300-$350    $40-$60         - Media GW      $530-$620
Forecast                                               - Transport
                                                       $190-$210
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    Sharing customer equipment between voice
                    and data services yields higher savings
--------------------------------------------------------------------------------

(1) Excludes approximately $125 of capitalized labor for installations
(2) Circuit switched capital costs are based on current pricing.


37 -------------------------------------------------- [AT&T logo] AT&T Broadband

Telephony Ahead of Plan
--------------------------------------------------------------------------------

                             |-----------------|
                Original     |       Today     |         Future            Cox
Services     (5 yr Plan)(1)  |(2 yrs into Plan)|   (3 yrs from today)     Today
--------     --------------  |-----------------|   ------------------     -----
-----------------------------|                 |--------------------------------
Break Even/      4Q02        |   In 9 Months   |        35% +            Mid-20%
Margin                       |                 |
                             |                 |
Penetration       30%        |   14% at 2Q01   |        30% +              12%
                             |                 |
ARPU              ~$50       |   $50 at 2Q01   |        $65                $50
                             |                 |
Capex per         $750       |       $675      |    $530-$620              $700
Customer                     |                 |
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      With 850,000 telephony subscribers and achieving break-even ahead of plan, we are positioned to realize the significant financial returns
--------------------------------------------------------------------------------

(1) Announced as of June 1998, at the time of the TCI merger announcement. The starting point for the original plan projections were the first telephony trials, which started in late 1999.


38 -------------------------------------------------- [AT&T logo] AT&T Broadband

     [cordless telephone graphic]
                     [computer graphic]
[television graphic]


                                FINANCIAL REVIEW


                                  MIKE HUSEBY
                                   EVP & CFO

Financial Trends are Improving
--------------------------------------------------------------------------------


- Strong advanced services growth continues to drive year-over-year revenue Revenue Growth
     --------------
          Q101 - 10.9% (11.7% excluding advertising sales)
          Q201 - 13.7% (15.0% excluding advertising sales)

-    Strong cost management and scaling of new products drove margin improvement
     EBITDA Margin (1)
     -------------
          Q101 - 18.3%
          Q201 - 23.4%

- EBITDA was up 33% sequentially over Q101 (26.7% including restructuring) restructuring and other income

-    Year-to-date capital spending of $1.7 billion

- Divestitures of non-strategic cable systems on track and essentially completed


--------------------------------------------------------------------------------
                Strong momentum is in place for the second half
--------------------------------------------------------------------------------
(1) Normalized EBITDA excluding restructuring charges and other income. Including restructuring and other income, EBITDA margin was 16.0% and 19.5% for Q101 and Q201, respectively.


40 -------------------------------------------------- [AT&T logo] AT&T Broadband

Revenue Growth Trend
--------------------------------------------------------------------------------


     -    Quarter-over-quarter same store revenue growth remains strong
     -    Q101 impacted by seasonality of advertising
     - Current trends and forecast on track to hit street guidance by year-end


                      NORMALIZED ANNUAL REVENUE GROWTH (1)
--------------------------------------------------------------------------------

14%-                                                             13.7%
   -                                                             -----
12%-                                       11.8%                 -----
   -                                       -----       10.9%     -----
10%-                           10.8%       -----       -----     -----
   -                10.5%      -----       -----       -----     -----
8% -                -----      -----       -----       -----     -----
   -    8.2%        -----      -----       -----       -----     -----
6% -    ----        -----      -----       -----       -----     -----
   -    ----        -----      -----       -----       -----     -----
4% -    ----        -----      -----       -----       -----     -----
   -    ----        -----      -----       -----       -----     -----
2% -    ----        -----      -----       -----       -----     -----
   -    ----        -----      -----       -----       -----     -----
0% -    ----        -----      -----       -----       -----     -----
--------------------------------------------------------------------------------
        Q100        Q200       Q300        Q400       Q101       Q201
--------------------------------------------------------------------------------

(1)  Normalized year-over-year for 2001 basis.


41 -------------------------------------------------- [AT&T logo] AT&T Broadband

EBITDA Margin Trend
--------------------------------------------------------------------------------


EBITDA margin improvement driven by:

     -    Integration of major markets = operational efficiencies
     -    Scaling of advanced services
     -    Cost management controls including headcount reductions
     -    Pricing management


                         NORMALIZED EBITDA MARGIN (1)
--------------------------------------------------------------------------------
        DECISION/EXECUTION                        EXECUTION/REALIZATION
        ------------------                        ---------------------
               |                                           |
               |                                           |
30%-           V                                           V
   -
25%-             [down arrow
   -    23.5%    on diagonal]                  [up arrow
20%-    -----                                 on diagonal]       23.4%
   -    -----       21.4%                                        -----
   -    -----       -----      19.0%                             -----
15%-    -----       -----      -----                   18.3%     -----
   -    -----       -----      -----       17.1%       -----     -----
10%-    -----       -----      -----       -----       -----     -----
   -    -----       -----      -----       -----       -----     -----
5% -    -----       -----      -----       -----       -----     -----
   -    -----       -----      -----       -----       -----     -----
0% -    -----       -----      -----       -----       -----     -----
--------------------------------------------------------------------------------
        Q100        Q200       Q300        Q400        Q101      Q201
--------------------------------------------------------------------------------
(1)  Excludes restructuring charges and other income.


42 -------------------------------------------------- [AT&T logo] AT&T Broadband

Tangible Margin Improvement - 2nd Quarter 2001
--------------------------------------------------------------------------------


                                           % Prior to
                                        Restructuring(1)
                                        -------------
     -----------------------------------------------------

     1Q01 EBITDA Margin                     18.3%

     Headcount Reductions                    1.0%

     Advanced Services Growth                2.2%

     Video Price Increases                   1.3%

     Ad Sales                                1.2%

     Property Divestitures/Other            (0.6)%

     -----------------------------------------------------
     2Q01 EBITDA Margin                      23.4%

     -----------------------------------------------------


--------------------------------------------------------------------------------
            Margins increased 5.1 percentage points. Actions already
                   taken will continue to have future impact.
--------------------------------------------------------------------------------
(1) Excludes other income and restructuring charges from both quarters. Q1 and Q2 margins were 16% and 19.5% respectively including restructuring.


43 -------------------------------------------------- [AT&T logo] AT&T Broadband

Path to Industry Margins
--------------------------------------------------------------------------------
                                                    Cost
40%-                                              Management &
   -                                              Efficiencies       38-40%
   -                                    Basic     ------------       -------
   -                          Data     Growth &   ------------       -------
   -                          Growth/   Pricing   ------------       -------
   -             Telephony    -------  --------                       EBITDA
   -              Growth/     -------                                 Margin
   -              Scaling     -------                                 Goals
   -     23.4%   --------                                            -------
20%-    -------- --------                                            -------
   -     Q201                                                        -------
   -    EBITDA                                                       -------
   -    Margin(1)                                                    -------
   -    ---------                                                    -------
   -    ---------                                                    -------
   -    ---------                                                    -------
   -    ---------                                                    -------
   -    ---------                                                    -------
0%------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             Achievement of margin goals is due to actions that are
                          both completed and underway.
--------------------------------------------------------------------------------

(1) Excludes other income and restructuring charges.


44 -------------------------------------------------- [AT&T logo] AT&T Broadband

Actions to Achieve Margin Goals
--------------------------------------------------------------------------------------------------------------
                                 Actions Taken                                  Future Actions
                                 -------------                                  --------------
Telephony/                  -  RGU growth                                  -  Bundling
Growth/Scaling              -  Reduced promotions                          -  Cross-product synergies
                            -  IT system conversions                       -  Long distance in former MediaOne
                                                                              properties


Data                        -  RGU growth                                  -  Tiered pricing
Growth/Scaling              -  $6 price increase effective June 2001       -  Multiple ISP (open access)
                            -  Customer care efficiencies                  -  Bundling
                                                                           -  Cross-product expense synergies


Video                       -  Price increase:  Feb. 15                    -  Pricing to market
Growth & Pricing            -  Equipment rate increase:  July 1            -  Digital (pricing/packaging)
                            -  Nationwide campaign launched July 7         -  Video on Demand trials
                            -  Best practices formalized                   -  Ad sales - major markets
                            -  Incentive sales compensation
                            -  Signal theft program


Cost Management/            -  Headcount reductions                        -  Field tech/dispatch
Efficiencies                -  Market integration benefits                 -  Cross-product synergies
                            -  Call center consolidation &                 -  IT systems enhancements
                               rate reductions

--------------------------------------------------------------------------------------------------------------



45 -------------------------------------------------- [AT&T logo] AT&T Broadband

Data Financial Performance
--------------------------------------------------------------------------------


-    Subscriber net additions of 738,000 over the last 12 months

-    EBITDA positive in Q3

-    Monthly revenue per subscriber has increased 12% since Q400
     -    Recent $6 price increase will begin to impact results in Q301

-    Monthly expense per subscriber has decreased 33% since Q100


                      2001 MONTHLY REVENUE/SUBSCRIBER ($)
--------------------------------------------------------------------------------

45-
  -
  -
  -
  -                 *41
40-       *40       ---
  -       ---       ---        *39                                *39
  -       ---       ---        ---                                ---
  -       ---       ---        ---                     *37        ---
  -       ---       ---        ---                     ---        ---
35-       ---       ---        ---         *35         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
30-       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
25------------------------------------------------------------------------------
         Q1 00     Q2 00      Q3 00       Q4 00       Q1 01      Q2 01
--------------------------------------------------------------------------------



                       2001 MONTHLY EXPENSE/SUBSCRIBER ($)
--------------------------------------------------------------------------------

65-
  -
  -       *63
60-       ---       *60        *59
  -       ---       ---        ---
  -       ---       ---        ---
55-       ---       ---        ---
  -       ---       ---        ---
  -       ---       ---        ---         *52
50-       ---       ---        ---         ---
  -       ---       ---        ---         ---
  -       ---       ---        ---         ---
45-       ---       ---        ---         ---         *45
  -       ---       ---        ---         ---         ---
  -       ---       ---        ---         ---         ---        *42
40-       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
35-       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
30------------------------------------------------------------------------------
         Q1 00     Q2 00      Q3 00       Q4 00       Q1 01      Q2 01
--------------------------------------------------------------------------------


46 -------------------------------------------------- [AT&T logo] AT&T Broadband

Voice Financial Performance
--------------------------------------------------------------------------------

-    Subscriber net additions of 630,000 over the last 12 months

-    Monthly revenue per subscriber has increased 21% since Q400
     - Pricing promotions roll-off resulting in higher revenue per subscriber

-    Monthly expense per subscriber has decreased 71% since Q100

-    Projected to turn EBITDA positive in 9 months


                      2001 MONTHLY REVENUE/SUBSCRIBER ($)
--------------------------------------------------------------------------------

80-
  -
  -
  -
  -
60-                 *60
  -       *58(1)    ---
  -       ---       ---
  -       ---       ---        *48                                *50
  -       ---       ---        ---         *42         *45        ---
40-       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
20-       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
  -       ---       ---        ---         ---         ---        ---
0------------------------------------------------------------------------------
         Q1 00     Q2 00      Q3 00       Q4 00       Q1 01      Q2 01
--------------------------------------------------------------------------------



                       2001 MONTHLY EXPENSE/SUBSCRIBER ($)
--------------------------------------------------------------------------------

350-
   -
   -      *329
300-      ----
   -      ----
   -      ----
250-      ----
   -      ----       *247
   -      ----       ----
200-      ----       ----
   -      ----       ----       *188
   -      ----       ----       ----        *156
150-      ----       ----       ----        ----
   -      ----       ----       ----        ----
   -      ----       ----       ----        ----       *123
100-      ----       ----       ----        ----       ----
   -      ----       ----       ----        ----       ----        *94
   -      ----       ----       ----        ----       ----        ---
50------------------------------------------------------------------------------
         Q1 00      Q2 00      Q3 00       Q4 00      Q1 01       Q2 01
--------------------------------------------------------------------------------
(1) Adjusted for one-time access revenue allocation.

47 -------------------------------------------------- [AT&T logo] AT&T Broadband

Capital Spending
--------------------------------------------------------------------------------


-    1H01 capital spending of $1.7 billion

-    Full year 2001 capital spending estimate of $3.6 billion

-    Approximately 2/3 of spend is demand-based

-    Variable capital cost per net add is declining

-    Expect unlevered free cash flow positive by year-end 2003


--------------------------------------------------------------------------------
|                                                                              |
|                    Capital management to optimize returns                    |
--------------------------------------------------------------------------------

48 -------------------------------------------------- [AT&T logo] AT&T Broadband

A Sustainable Growth Story
--------------------------------------------------------------------------------


-    Results support strategy and transformation actions
     -    Revenue growth
     -    Cash flow growth
     -    Advanced services growth

-    Margin improvement expected to continue

-    Telephony strategy benefits
     -    Significant capital investment already made
     -    Cash flow break-even in 9 months

- Revenue and EBITDA per subscriber and per home passed expected to lead industry in 2003


49 -------------------------------------------------- [AT&T logo] AT&T Broadband

What We Plan to Deliver
--------------------------------------------------------------------------------


- Aggressively serving the most attractive markets with the most comprehensive and valuable service offerings

- Leading in fulfillment of accelerating customer demand for advanced services

-    Driving EBITDA margins to industry benchmarks


--------------------------------------------------------------------------------
|                 AT&T Broadband is best positioned to deliver                 |
|                    the highest value for its shareholders                    |
--------------------------------------------------------------------------------


50 -------------------------------------------------- [AT&T logo] AT&T Broadband

                           [AT&T logo] AT&T BROADBAND



                                   July 2001

                             INVESTOR PRESENTATION

                                    APPENDIX

Network Architecture (with Circuit Switched Telephone)
--------------------------------------------------------------------------------


                   [graphic depicting connections and network
               architecture between headends, hubs and end-users
                        with circuit switched telephone]


53 -------------------------------------------------- [AT&T logo] AT&T Broadband

Network Architecture (with Voice Over IP)
--------------------------------------------------------------------------------


                   [graphic depicting connections and network
                architecture between headends, hubs and end-users
                               with voice over IP]


54 -------------------------------------------------- [AT&T logo] AT&T Broadband

                           [AT&T logo] AT&T BROADBAND



                                   July 2001

                             INVESTOR PRESENTATION